Exhibit 99.1

Exhibit 99.1

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NEXXUSTM LIGHTING

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT NEXXUS LIGHTING

Safe Harbor Statement

Certain statements contained in this presentation are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Nexxus Lighting’s filings under the Securities Exchange Act for factors that could cause actual results to differ materially. Nexxus Lighting undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

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NEXXUSTM LIGHTING

Michael Bauer

President and Chief Executive Officer

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Company Overview

A leading provider of advanced lighting solutions, including LED lighting and fiber optic lighting

Corporate Facts

Headquarters in Charlotte, NC

70 employees

LTM revenue of $13.3 million (as of 9/30/08) - $3.9 Q3 2008

26 issued, 12 pending patents

Distribution:

– North America:

100 commercial lighting agencies

– International:

42 distributors serving 35 countries

Focus

Markets

Commercial / Architectural

Entertainment

Pool and spa lighting

Technology

High performance color lighting

Specialty white light

High volume white light

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Our Vision

Through advanced technology, aggressive new product development and strategic acquisitions - create a leading, multi-brand, advanced lighting company that offers a comprehensive lighting product platform to serve the global lighting market

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Our History

Over the past 24 months, Nexxus Lighting has positioned itself to become a global leader in the advanced lighting market

Jan 2007 Nexxus Lighting Vision & Strategy Announced

Apr 2007 Moved to new 34,000 sq. ft operating facility in Orlando

Apr 2007 SuperVision becomes Nexxus Lighting, Inc. (“NEXS”)

May 2007 John Oakley joins Nexxus as CFO

Jun 2007 HQ moved to Charlotte, NC

Sep 2007 Advanced Lighting Systems acquired

Apr 2008 Lumificient acquired

Dec 2008 Array–breakthrough white-light LED technology

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Investment Highlights

Growing demand for LED lighting

– Expected to transform the $100B global lighting industry

Recent acquisitions have brought new technology and products

– With launch of the Array product line - anticipate growth

Energy efficient / environmentally conscious lighting solutions

– Robust portfolio of color-changing lighting solutions

– Highly efficient white light LED products

Breadth of advanced lighting solutions

– One of the industry’s broadest lines of advanced lighting solutions

Proprietary technology and intellectual property

– 26 issued and 12 pending patents

Experienced management team

– Demonstrated the ability to drive organic growth and pursue and integrate strategic acquisitions

The combination of our robust technology, broad product line, extensive engineering and manufacturing know-how, and intimate knowledge of our target markets is highly valued by customers and is key to our ongoing success

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Our Markets

We are organized by division to drive adoption of advanced lighting solutions across a number of end-markets

ADVANCED LIGHTING SYSTEMS A NEXXUS LIGHTING COMPANY array lighting LUMificientTM A Nexxus Lighting Company SV LIGHTING a Nexxus Lighting Company NEXXUS LIGHTING POOL & SPA LIGHTING DIVISION

Commercial / Architectural

Entertainment

Pool and Spa

White & RGB LED LED Light Bulbs White light LED General illumination Water feature LED

DMX Control Systems Neon replacements LED systems Fiber Optic

Fiber optic lighting Channel letters White light

Displays Fiber optic lighting

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Representative Applications / Installations

verizon wireless

The Wireless Network Premium Retailer

KENNEDY SPACE CENTER VISITOR COMPLEX

Cape Canaveral, Florida

RESIDENTIAL POOL

Singapore

VERIZON WIRELESS

Minneapolis, Minnesota

ELEMENTS BUILDING AND 7STONES SPA

Corvallis, Oregon

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Lighting Industry

Global Lighting Market

2006: $102 billion

$81 billion

$21 billion

Lamps Fixtures

2011 Est.: $132 billion

$107 billion

$25 billion

Source: Freedonia Group

Lighting Markets

Gen. Illumination Sign Lighting Entertainment Lighting Pool & Spa Lighting

Global

$102B $3B $2B $200M

U.S.A.

$14B $600M $500M $80M

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Target Market

LED Market

CAGR 2007 to 2012: LED Other – 11.8% LED Lighting – 35.5%

8,000

7,000

6,000 2007-2012 CAGR=35.5%

5,000

$MUSD 4,000

3,000

2,000 2007-2012 CAGR=11.8%

1,000

0

2006 2007 2008 2009 2010 2011 2012

Other Lighting

Source: databeans, Inc.

Light Bulb Installed Base

US Commercial / Industrial

– 82.5 mm reflector lamps

– 17.5 mm halogen par lamps

– 39.7 mm low voltage halogen

US Residential Lighting

– Over 262.5 mm incandescent reflector lamps / light bulbs

Source: U.S. Dept. of Energy 2002.

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Key Industry Trends

Product innovation / technology advancements driving demand

Conservation efforts and regulatory influence

– New Presidential administration focus on energy efficiency & alternative energy / green technology

– Spurring market adoption of Energy Efficient Lighting

Opportunities exist across a number of markets

– Commercial/Architectural, Entertainment and Pool and Spa

LED technology holds the most promise for complete relighting transformation

– Advancements in LED performance

– Unique capabilities of LEDs broaden applications

– Lower maintenance costs

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Key Benefits that Differentiate LEDs

Performance Advantage

Light Type

Lumens / Watt Color Rendering Index Expected Life (hrs)

Tungsten incandescent

8-15 100 1k

Tungsten halogen

16-22 100 3k

White LED (cool white)

100+ 70-75 50k

White LED (warm white)

85+ >90 50k

T12 florescent tubes

46-75 75-85 15k

T8 florescent tubes

58-89 75-85 30k

Metal halide

80-100 70 5-20k

High-pressure sodium

57-125 22 16-24k

Low-pressure sodium

68-173 5 16-18k

Long life source

– LEDs can achieve an average rated life span of 50,000+ hours

– Reduced maintenance costs

Solid state device with digital capabilities Rugged / robust design – highly durable Compact / small point source

– Smaller / thinner – less obtrusive fixture design possibilities

Does not utilize hazardous materials such as mercury

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Net effect…and how to capitalize

LED’s can save over 80% on energy vs. conventional light sources

Lighting consumes over 20% of the electrical energy in the United States

Cascade effect on Energy: Conventional Lighting adds HVAC loads in commercial and industrial buildings…increasing energy consumption

December 2007 U.S. energy bill specifies that beginning in 2012, all new bulbs must use 25% to 30% less energy for the same light output as today’s incandescent bulbs

With focus on energy savings, declining component costs, higher performance metrics and environmental concerns and regulatory influence, LED-based lighting has a significant opportunity to penetrate the general illumination market

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LED vs. Alternative Light Sources

Nexxus Lighting has eclipsed competition and leaped to front of the technology curve

Luminous Efficiency (lumens / watt)

200 150 100 50 0

NEXXUS LIGHTING Patent Pending Selective Heat Sink Technology

LED

NEXXUS R&D Estimate 120 LPW by 2011

White LED

Fluorescent

Competitive best in breed bench mark 2008

IR Halogen

Halogen

Incandescent

1920 1940 1960 1980 2000 2020

Source: Lumileds & published data of competitive manufacturers

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Lumificient Acquisition

Closed May 2008

Lumificient Corporation is a leading designer and manufacturer of solid state lighting/LED illumination solutions

Key markets addressed:

– Sign and display industry

– Commercial and residential applications

2007 revenues of $2.2mm; Q3 2008 revenues of $1.3mm

– Proforma Revenue Increase YTD over 2007

– Accretive Acquisition YTD

The acquisition provided Nexxus:

– Additional technology and patents

– Enhanced R&D capabilities Array – Selective Heat Sink Technology

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Addressing and Resolving LED Challenges

We have developed a unique approach that will accelerate market adoption of LED technology for the general illumination market

LED Challenges

LEDs are not a “cool” source and require proper thermal management

“Real World” efficacy has been 40 to 60 lumens per watt

Focus has been on high power LED clusters to achieve higher light (lumen) output fixtures

High power LEDs and manufacturing techniques have been cost prohibitive

Nexxus Approach

Low current / low power dies are the solution

Based on patent pending Selective Heat Sink we have achieved up to 95 lumens per watt

Low current / low power dies are the solution

Array based on cost effective LEDs and automated manufacturing processes

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arrayTM lighting

Quality + Sustainability.

Introducing Array Lighting, the industry’s first 95+ Lumens per Watt LED Lamp Line

Array PAR30

8.0 Watt or 6.0 Watt

Array MR16

3.0 Watt

Array GU10

3.0 Watt

Array PAR16

3.0 Watt

Array G4

1.2 Watt

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Application of Selective Heat SinkTM Patent Pending Technology

By using the patent pending Selective Heat SinkTM (SHS) method and a large ArrayTM of low current – high efficacy LED’s we are able to achieve unmatched performance in a much smaller package.

STRICTLY CONFIDENTIAL

WORLDWIDE PATENTS PENDING

Competitive Light Engine and Heat Sink

Array Par 30 Light Engine and Heat Sink

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array lighting

Industry Firsts

World’s first 95 Lumen per Watt LED Lamp/Light Bulb

30% More Lumens per Watt than competitive products

75% Maintained vs. Initial Lumens at 50,000 Hours

Lightest weight LED lamp line in the industry

– No large, clunky aluminum heat sinks, fins or housing

Automated lamp manufacturing

– No Hand Soldering / Screws

All Lamp types dimmable on Standard Commercial Dimmers

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array lighting

Unlike CFL’s – Array Lamps are truly “Green”

“Green” means not only energy efficient, but that the product itself does not pollute our planet.

– 80% Energy Savings vs. Incandescent

– No Mercury, No Lead – RoHS Compliant

– Minimal Metal Content

– Recycled Plastic utilized for housing

– Recycled packaging Materials

A lot of people are talking “green”, Array lives it!

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Less Than One Year ROI

PAR30 Lamp Comparison

YEAR ONE

$32.00

$32.00

$52.56

50W Incandescent PAR30

SAVINGS

$22.26

$8.00

$79.99

6W Array PAR30

$6.30

YEAR FIVE

$144.00

$144.00

$262.80

50W Incandescent PAR30

5 YEAR LIFE CYCLE SAVINGS

$431.30

$79.95

6W Array PAR30

$8.00

$31.53

Savings

Labor Cost

Lamp Cost

Energy Cost

Lamps on 24 hours a day year round

Using $8 maintenance per re-lamp and energy costs of $.12/kWh

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Reduce Your Carbon Footprint

Yearly Kilowatt Hour Usage and CO2 Emissions

700

600

500

400

300

200

100

0

50W Incandescent PAR30

16W CFL PAR30

6W Array PAR30

A traditional 50 watt incandescent PAR30 uses 438 kWh which creates 675 lbs. of carbon dioxide emissions per year. While a 16W CFL PAR30 uses 140 kWh per year and creates 216 lbs. of CO2. Our Array LED 6W lamp uses only 52.56 kWh and creates only 81 lbs. of CO2 in one year.

Kilowatt Hours (kWh)

CO2 Emissions (lbs.)

1.54 lbs of CO2 is generated from 1kWh (EPA 2008)

Lamps on 24 hours a day year round

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Reduce Mercury vs. CFL

Mercury Emissions (mg) in One Year

6

5

4

3

2

1

0

50W Incandescent PAR30

16W CFL PAR30

6W Array PAR30

48.6 percent of all energy in the United States is generated from coal burning power plants. Power plant emissions contain mercury which is released once the coal is burned. CFL’s on average contain 4 mg of mercury which has to be disposed by land filling. If a CFL is disposed of improperly the 4 mg contained within the lamp can released directly into the ecosystem.

Improper Disposal

Landfilling

Power Plant Emissions

.012 mg mercury is generated from 1 kWh (DOE 2008)

Lamps on 24 hours a day year round

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Leading Technology and IP Portfolio

Focus on commercializing IP into superior solid-state lighting systems and controls

– 26 issued patents

– 12 patents pending

Selective Heat SinkTM (SHS) method and a large Array of low current / high efficacy LEDs

– Enabling the achievement of unmatched performance in a much smaller package

LED and fiber optic trade secrets

– Array die and phosphor package design

– Line voltage and dimming control programming

– Assembly methodology

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NEXXUS LIGHTING

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Broad, Innovative Product Portfolio

Division	Product Example	Product Name
ADVANCED LIGHTING SYSTEMS — A Nexxus Lighting Company		• LiveLED™ • eLUM™ • MegaGlow™ • 3M • RadiaLyte™ • MegaLyte™ • FocaLyte™
array lighting		• Array LED MR16 • Array LED PAR16 • Array LED PAR30 • Array LED G4
LUMificient™ — A Nexxus Lighting Company		• Hyperion R-Lite • Lumeon 360
NEXXUS LIGHTING — Pool & Spa Lighting Division		• Oasis™ • Galaxy Lights • Savi Note & Melody
SV LIGHTING — a Nexxus Lighting Company		• SAVI™ Architectural White LEDs • SAVI™ RGB and Color LED Systems • Super Vision Fiber Optics

Indicates new product introduction

26

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Global Sales and Distribution

Over 100 commercial lighting agencies selling through all major electrical distributors in U.S. and Canada

– Estimated 1,500 selling “feet on the street”

Strong senior management relationships

– All major U.S. electrical distributor chains and buying groups

– All major lighting fixture manufacturers for OEM sales

Strong International Distributor Network

– 42 distributors serving 35 countries

– China, Mexico, Spain, Russia, Japan, United Kingdom, Middle-East, Australia, New Zealand and Greece are all strong markets

– Bi-lingual international sales team

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Nexxus Growth Strategy

Through advanced technology, new product innovation and strategic acquisitions, we will continue to enhance our position as a leading, multi-brand, lighting company

Rapidly ramp new Array Lighting

– Broad LED light bulb product offering to the global commercial / general illumination market.

Expand white light LED product portfolio

– Continued R&D and new product development of Selective Heat Sink technology

Capitalize on the opportunities in our target markets

– Industry conversions to LED lighting systems

Consolidation and integration of strategic acquisitions

– Leverage expanded relationships / access to market channels as well as potentially expand and strengthen our Intellectual Property

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Financial Highlights

Attractive growth opportunities

– Deployment of advanced lighting – color-changing and white

– Worldwide markets

Business model leverage

– Established channels and well-recognized product brands

– Technology investments like Array to expand margins

– Outsourced manufacturing and supply chain

Improving financial performance

– Consistent revenue growth from fiscal 2007 to present

– Gross margins improving

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Financial Performance

FY 2007 Q3 YTD 2007 Q3 YTD 2008

Revenue ($M) $10.2 $7.6 $10.7

Gross Margin 26.9% 28.8% 29.0%

G&A / S&M 54.5% 50.0% 60.0%

R&D 4.1% 3.9% 4.6%

Operating Margin NM NM NM

Net Margin NM NM NM

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Q3 Balance Sheet

($ in millions)

September 30, 2008

Assets:

Cash & cash equivalents $1.2*

Working Capital 4.3

Total Assets $18.5

Liabilities & Shareholders’ Equity

Long-term debt $3.0*

Total liabilities 7.5

Total shareholders’ equity $11.0

Total liabilities & shareholders’ equity $18.5

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Why Invest in Nexxus Lighting?

Clear vision and strategy

Unique and robust combination of white light and color- changing advanced lighting solutions

Large market potential for Array Lighting

Both retrofit and highly customized offerings

Broad product portfolio targeting multiple end markets

Strong channel partnerships with large installation opportunities

Solid & growing intellectual property base